Exhibit 99.2

Quarterly Financial & Operating Supplement June 30, 2009 Ramco Gershenson Properties Trust

Table of Contents Section Page Earnings Release Company Overview 1-7 8 Quarterly & Year-to-Date Financial Results Consolidated Statements of Income 9 Income Statement Detail 10 Earnings Per Common Share 11 Consolidated Balance Sheets 12 Balance Sheet Detail 13 Calculation of Funds from Operations and Funds Available for Distribution 14 Selected Financial and Operating Ratios 15 Quarterly & Year-to-Date Operating Information Same Properties Analysis 16 Leasing Activity Analysis 17 Current Development Projects 18 Current Redevelopment Projects 19 Market Capitalization Information Summary of Outstanding Debt 20 Loan Maturity Summary 21 Market Capitalization Information 22 Common Stock Performance 22  Portfolio Information Property Summary 23-25 Geographic Diversification 26 Anchor, Non-Anchor Tenant Mix 26 National, Regional, Local Tenant Mix 26 Major Tenant Exposure 27 Summary of Expiring GLA 28 Joint Venture Information Joint Ventures Contribution to Funds from Operations 29 Joint Ventures Combining Balance Sheets 30 Summary of Joint Venture Debt 31 Investor Information 32

Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, Michigan 48334 (248) 350-9900 FAX: (248) 350-9925 Ramco-Gershenson Properties Trust Reports Financial Results for the Second Quarter 2009 FARMINGTON HILLS, Mich. – July 22, 2009 -- Ramco-Gershenson Properties Trust (NYSE:RPT) today announced results for the second quarter ended June 30, 2009. Second Quarter 2009 Highlights: Renewed 47 existing lease agreements totaling 123,063 square feet, at rents 5.7% over prior rental rates Executed 27 new leases totaling 116,143 square feet, at rents 31.6% above portfolio average Signed anchor lease agreements with Ross Dress For Less and Dollar Tree for the Marketplace of Delray in Delray Beach, FL Portfolio occupancy of 91.3%, compared to 90.9% in the first quarter of 2009 Same Center Operating expense recovery ratio of 100.2% Funds from operations (FFO) for the second quarter of 2009 was $11.3 million, or $0.52 per diluted share, compared to $13.2 million or $0.62 per diluted share for the second quarter of 2008. Excluding costs related to the Company’s recent proxy contest and its strategic review process, FFO per diluted share for the quarter would have been $0.56. Funds from operations for the six months ended June 30, 2009 was $23.2 million, or $1.08 per diluted share, compared to $26.4 million or $1.23 per diluted share for the same period in 2008. Excluding the aforementioned costs, FFO per diluted share for the six months ended June 30, 2009 would have been $1.12. The decline in adjusted FFO for the quarter and six month periods is primarily attributed to the bankruptcies of Linens ‘n Things and Circuit City for both wholly-owned and joint venture properties coupled with a reduction in development fees. Net income available to RPT common shareholders for the second quarter of 2009 was $1.6 million or $0.08 per diluted share, compared to net income available to RPT common shareholders of $3.0 million or $0.16 per diluted share for the second quarter of 2008. Net income available to RPT common shareholders for the six months ended June 30, 2009 was $3.8 million or $0.20 per diluted share, compared to $14.4 million or $0.78 per diluted share for the same period in 2008. Excluding the costs mentioned above, second quarter net income per diluted share would have been $0.12 and $0.24 for the quarter and six months, respectively. The decline in adjusted net income for the quarter and six month periods is primarily attributable to a decrease in the gain on asset sales over 2008 levels as well as the impact of the Circuit City and Linens ‘n Things closures. “During the second quarter we resolved our proxy contest and welcomed two new Board of Trustee members to the Company. Additionally, we have made significant progress with the refinancing of our $250 million credit facilities and continued to post positive leasing statistics, all of which contributed to an active and productive quarter,” said Dennis Gershenson, Chairman, President and Chief Executive Officer. “The Linens ‘n Things and Circuit City bankruptcies continue to impact many of our key operating metrics, however, we are optimistic about our planned timing for re-leasing these vacancies.

RAMCO-GERSHENSON PROPERTIES TRUST 2Q2009 Page 2 During the remainder of the year, we will continue to focus on internal growth within our core shopping center portfolio, improving our balance sheet and increasing liquidity.” Operating Portfolio Statistics As of June 30, 2009, the Company owned equity interests in 89 retail shopping centers totaling approximately 19.8 million square feet consisting of 56 wholly-owned properties and 33 properties held through joint ventures. The majority of the Company’s portfolio is concentrated in metropolitan markets with an average five-mile population base of 169,179 people and an average household income of $73,637. The average shopping center size is 222,565 square feet and contains on average more than two anchors per center insulating them from any single tenant issue. Ramco-Gershenson’s shopping centers are primarily anchored by necessity retail tenants including grocery stores, discount department stores, pharmacies and other destination oriented retailers. Eighty-two percent of the Company’s rental stream comes from a diverse line-up of national and regional tenants. No single tenant accounts for more than 3.8% of the Company’s annualized base rent and only four tenants contribute more than 2%. In the second quarter of 2009, Ramco-Gershenson’s same center net operating income (NOI) declined by 3.0% compared to the same period in 2008. The decrease was primarily the result of the vacancies created by both the Linens ‘n Things and Circuit City bankruptcies. Excluding the effect of these store closures, same center NOI would have declined 0.3%. Rent Commencements/Leasing/Occupancy During the second quarter, 18 tenants totaling 200,739 square feet took occupancy of their stores, at an average combined base rent of $10.45 per square foot. Included in this figure are 13 non-anchor tenants totaling 40,791 square feet, paying on average $16.00 per square foot, a 2.7% decrease over portfolio average rents for non-anchor space as well as five anchor tenants totaling 159,948 square feet paying on average $9.04 per square foot, an 11.3% increase above portfolio average rents for anchor space. Also during the quarter, 47 leases for existing non-anchor tenants were renewed encompassing 123,063 square feet, at an average base rent of $16.54 per square foot, an increase of 5.7% over prior rental rates. No anchor space was renewed during the quarter. Additionally, the Company signed 27 new leases in the second quarter for new tenancies that will take occupancy in subsequent periods. These new leases total 116,143 square feet, at an increase of 31.6% above combined portfolio average rents and include 76,518 square feet of non-anchor space and 39,625 square feet of anchor space. This leasing pace compares favorably to the 24 new leases signed in 2008 and the 15 leases signed in 2007, for the same period. At June 30, 2009, same center occupancy was 94.4%. Including current redevelopment projects in various stages of completion, occupancy was 91.3%, compared to 90.9% at the end of the first quarter 2009. Redevelopment As of June 30, 2009, the Company had eight value-added redevelopment projects in progress, all with commitments for the expansion or the addition of an anchor or out-lot tenant. The Company plans to spend approximately $6.9 million on these projects during the remainder of 2009. Including the Company’s pro-rata share of joint venture properties, the redevelopments are expected to produce a 12.5% stabilized return on investment.

RAMCO-GERSHENSON PROPERTIES TRUST 2Q2009 Page 3 During the second quarter, the Company announced that it has completed the leasing phase of the Marketplace of Delray shopping center, in Delray Beach, Florida. Leases have been signed for a 27,625 square foot Ross Dress For Less as well as a 12,000 square foot Dollar Tree. Ross Dress For Less and Dollar Tree will occupy vacant mid-box space as well as a portion of the Office Depot store that was downsized to accommodate a smaller prototype. Development The Company continues to take a conservative approach to the development of new shopping centers curtailing further investment until leasing, construction financing and partnership requirements have been met. As of June 30, 2009, the Company had two projects under construction and three projects in the pre-development phase. During the remainder of 2009, the Company anticipates spending $2.5 million on its development program, including wholly-owned and joint venture development projects. Market Capitalization/Debt At June 30, 2009 the Company’s total market capitalization equaled $878.7 million, including 21.6 million shares of common stock (or equivalents) valued at $216.5 million. Total debt at quarter-end approximated $662.2 million with an average interest rate of 4.8% and an average maturity of 52 months. Of that total, $480.2 million was fixed rate debt and $182.0 million was variable rate debt. The Company’s fixed charge coverage ratio was 1.9x. Dividend On July 1, 2009, the Company paid a second quarter common share dividend of $0.2313 per share for the period of April 1, 2009 through June 30, 2009, to shareholders of record on June 20, 2009, based on an annualized rate of $0.9252 per share. The Company’s FFO and FAD payout ratio for the quarter were 44.3% and 46.2%, respectively. Guidance Given the Company’s ongoing review of strategic alternatives, the refinancing of its credit facilities and the potential for asset sales, the Company has decided to delay updating its 2009 FFO per share guidance. Based upon continued exposure to the Linens ‘n Things and Circuit City vacancies, same center NOI is expected to be down approximately 2% to 3% for the full-year 2009, compared to 2008. Overall portfolio occupancy is projected to be stable at between 91% and 92% for the year. Conference Call Ramco-Gershenson Properties Trust will host a live broadcast of its second quarter conference call on Thursday, July 23, at 9:00 a.m. eastern time, to discuss its second quarter financial results. The live broadcast will be available online at www.rgpt.com and www.investorcalendar.com and also by telephone at (877) 407-8033, no pass code. A replay will be available shortly after the call on the aforementioned websites (for ninety days) or by telephone at (877) 660-6853, (pass code-Account #286, Conference ID # 327993), for one week. Supplemental financial information is available via e-mail by sending requests to dhendershot@rgpt.com and is also available at the investor section of our web page.

RAMCO-GERSHENSON PROPERTIES TRUST 2Q2009 Page 4 About Ramco-Gershenson Properties Trust
Ramco-Gershenson Properties Trust, headquartered in Farmington Hills, Michigan, is a fully integrated, self-administered, publicly-traded real estate investment trust (REIT), which owns, develops, acquires, manages and leases community shopping centers, regional malls and single tenant retail properties, nationally. The Trust owns interests in 89 shopping centers totaling approximately 19.8 million square feet of gross leasable area in Michigan, Florida, Georgia, Ohio, Wisconsin, Tennessee, Indiana, New Jersey, Virginia, South Carolina, North Carolina, Maryland and Illinois. For additional information regarding Ramco-Gershenson Properties Trust visit the Trust’s website at www.rgpt.com. This press release contains forward-looking statements with respect to the operation of certain of the Trust’s properties. Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements made in this press release are based on reasonable assumptions. Certain factors could occur that might cause actual results to vary. These include general economic conditions, the strength of key industries in the cities in which the Trust’s properties are located, the performance of the Trust’s tenants at the Trust’s properties and elsewhere and other factors discussed in the Trust’s reports filed with the Securities and Exchange Commission. Ramco-Gershenson Properties Trust: Dawn Hendershot, 248-592-6202 Director of Investor Relations and Corporate Communications

RAMCO-GERSHENSON PROPERTIES TRUST 2Q2009 Page 5 Consolidated Statements of Income (in thousands) Three Months Ended June 30, Six Months Ended June 30, 2009 2008 2009 2008 Revenues: Minimum rents $ 21,215 $ 23,101 $ 42,594 $ 46,122 Percentage rents 27 133 280 497 Recoveries from tenants 9,890 10,313 20,537 21,396 Fees and management income 1,497 1,930 2,626 3,352 Other income 1,000 495 1,353 980 Total revenues 33,629 35,972 67,390 72,347 Expenses: Real estate taxes 4,697 4,805 9,407 9,652 Recoverable operating expenses 5,558 5,500 11,561 12,083 Depreciation and amortization 7,876 7,880 15,669 15,835 Other operating 656 1,013 1,920 2,061 General and administrative 5,364 4,820 9,489 8,625 Interest expense 7,904 8,893 16,008 18,672 Total expenses 32,055 32,911 64,054 66,928 Income from continuing operations before gain on sale of real estate assets and earnings from unconsolidated entities 1,574 3,061 3,336 5,419 Gain on sale of real estate assets 53 103 401 10,287 Earnings from unconsolidated entities 337 769 857 1,666 Income from continuing operations 1,964 3,933 4,594 17,372 Discontinued operations: Loss on sale of real estate assets - (463) - (463) Income from operations - 108 - 205 Loss from discontinued operations - (355) - (258) Net income 1,964 3,578 4,594 17,114 Less: Net income attributable to the noncontrolling interest in subsidiaries (401) (594) (781) (2,685) Net income attributable to Ramco-Gershenson Properties Trust ("RPT") common shareholders $ 1,563 $ 2,984 $ 3,813 $ 14,429 Amounts attributable to RPT common shareholders: Income from continuing operations $ 1,563 $ 3,291 $ 3,813 $ 14,652 Loss from discontinued operations - (307) - (223) Net income $ 1,563 $ 2,984 $ 3,813 $ 14,429 Property Operating Expense Recovery Ratio 96.4% 100.1% 97.9% 98.4%

RAMCO-GERSHENSON PROPERTIES TRUST 2Q2009 Page 6 Calculation of Funds from Operations (in thousands, except per share amounts)  Three Months Ended June 30, Six Months Ended June 30,  2009 2008 2009 2008 Calculation of Funds from Operations:     Net income attributable to RPT common shareholders $ 1,563 $ 2,984 $ 3,813 $ 14,429 Add: Depreciation and amortization expense 9,321 9,268 18,604 18,683 Noncontrolling interest in partnership 401 579 781 2,669 Discontinued operations, loss on sale of property - 463 - 463 Less: Gain on sale of depreciable real estate - (115) - (9,876) Funds from operations available to common shareholders, assuming conversion of OP units $ 11,285 $ 13,179 $ 23,198 $ 26,368 Weighted average equivalent shares outstanding, diluted 21,617 21,408 21,573 21,408 Funds from operations available to RPT common shareholders, per diluted share $ 0.52 $ 0.62 $ 1.08 $ 1.23  Management considers funds from operations, also known as “FFO,” an appropriate supplemental measure of the financial performance of an equity REIT. Under the NAREIT definition, FFO represents income before minority interest, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America (“GAAP ”), gains on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures. FFO should not be considered an alternative to GAAP net income as an indication of our performance. We consider FFO as a useful measure for reviewing our comparative operating and financial performance between periods or to compare our performance to diferent REITs. However, our computation of FFO may difer from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these other real estate companies.

RAMCO-GERSHENSON PROPERTIES TRUST 2Q2009
Page 7

Consolidated Balance Sheets

(in thousands)

	June 30, 2009	March 31, 2009	December 31, 2008
ASSETS			
Investment in real estate, net	$ 826,296	$ 829,006	$ 830,392
Cash and cash equivalents	7,818	7,946	5,295
Restricted cash	5,202	5,071	4,891
Accounts receivable, net	33,665	33,288	40,736
Equity investments in and advances to unconsolidated entities	104,623	103,580	95,867
Other assets, net	35,718	35,893	37,345
Total Assets	$ 1,013,322	$ 1,014,784	$ 1,014,526
LIABILITIES AND SHAREHOLDERS' EQUITY			
Mortgages and notes payable	$ 662,176	$ 665,735	$ 662,601
Accounts payable and accrued expenses	30,273	25,960	26,751
Distributions payable	4,958	4,951	4,945
Capital lease obligation	7,060	7,126	7,191
Total Liabilities	704,467	703,772	701,488
SHAREHOLDERS' EQUITY			
Ramco-Gershenson Properties Trust ("RPT") shareholders' equity:			
Common Shares of Beneficial Interest	187	185	185
Additional paid-in capital	390,105	389,730	389,528
Accumulated other comprehensive loss	(3,151)	(3,693)	(3,851)
Cumulative distributions in excess of net income	(117,508)	(114,746)	(112,671)
Total RPT Shareholders' Equity	269,633	271,476	273,191
Noncontrolling interest in subsidiaries	39,222	39,536	39,847
Total Shareholders' Equity	308,855	311,012	313,038
Total Liabilities and Shareholders' Equity	$ 1,013,322	$ 1,014,784	$ 1,014,526

******

COMPANY OVERVIEW Ramco-Gershenson Properties Trust (NYSE:RPT) is a self-administered and self-managed real estate investment trust primarily engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Mid-Atlantic and Southeastern United States. At June 30, 2009, the Company owned interests in 89 shopping centers with approximately 19.8 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, North Carolina, South Carolina, Virginia, Tennessee and Illinois. The Company’s properties consist of 88 community centers and one regional mall. Ramco-Gershenson has a proven track record of generating growth through the management and redevelopment of its shopping center portfolio. In an effort to maximize the potential of each asset, the Company constantly reevaluates the shopping center’s position within its respective market. This effort is part of an overall approach that allows management to anticipate changes in retailing trends and tenant needs; and proactively implement solutions to boost the performance and value of the center namely through enhancement in the tenant mix, improvement of existing rental rates and occupancy growth. Ramco-Gershenson generates additional growth through the construction of new shopping centers. The Company is focused on developing community shopping centers within metropolitan markets where it currently operates or where it believes demand for additional shopping centers exist. Throughout the Company’s history, management’s experience and long-standing relationships with tenants, has allowed it to capitalize on attractive development opportunities. The Company also remains committed to the acquisition of well-located shopping centers, under appropriate market conditions, that may lend themselves to further improvements, either through strategic joint ventures or on-balance sheet transactions. Ramco-Gershenson seeks to attract investors based on the quality and performance of its assets and the experience of its management team. The Company expects to build shareholder value through the proactive management of its assets as well as the selective development and acquisition of shopping centers. The Company is listed on the New York Stock Exchange (NYSE:RPT) and is headquartered in Farmington Hills, Michigan. Supplemental Financial and Operating Statistics Q2 2009 Ramco-Gershenson Properties Trust (RPT) Page 8

Consolidated Statements of Income
(in thousands)

	Three Months Ended June 30, 2009	2008	Increase (Decrease)	Percent Change	Six Months Ended June 30, 2009	2008	Increase (Decrease)	Percent Change
Revenues:								
Minimum rents	$ 21,215	$ 23,101	$ (1,886)	(8.2) %	$ 42,594	$ 46,122	$ (3,528)	(7.6) %
Percentage rents	27	133	(106)	(79.7)	280	497	(217)	(43.7)
Recoveries from tenants	9,890	10,313	(423)	(4.1)	20,537	21,396	(859)	(4.0)
Fees and management income (see page 10 for detail)	1,497	1,930	(433)	(22.4)	2,626	3,352	(726)	(21.7)
Other income (see page 10 for detail)	1,000	495	505	102.0	1,353	980	373	38.1
Total revenues	33,629	35,972	(2,343)	(6.5)	67,390	72,347	(4,957)	(6.9)
Expenses:								
Real estate taxes	4,697	4,805	(108)	(2.2)	9,407	9,652	(245)	(2.5)
Recoverable operating expenses	5,558	5,500	58	1.1	11,561	12,083	(522)	(4.3)
Depreciation and amortization	7,876	7,880	(4)	(0.1)	15,669	15,835	(166)	(1.0)
Other operating	656	1,013	(357)	(35.2)	1,920	2,061	(141)	(6.8)
General and administrative	5,364	4,820	544	11.3	9,489	8,625	864	10.0
Interest expense	7,904	8,893	(989)	(11.1)	16,008	18,672	(2,664)	(14.3)
Total expenses	32,055	32,911	(856)	(2.6)	64,054	66,928	(2,874)	(4.3)
Income from continuing operations before gain on sale of real estate assets and earnings from unconsolidated entities	1,574	3,061	(1,487)	(48.6)	3,336	5,419	(2,083)	(38.4)
Gain on sale of real estate assets (see page 10 for detail)	53	103	(50)	(48.5)	401	10,287	(9,886)	(96.1)
Earnings from unconsolidated entities (see page 29 for detail)	337	769	(432)	(56.2)	857	1,666	(809)	(48.6)
Income from continuing operations	1,964	3,933	(1,969)	(50.1)	4,594	17,372	(12,778)	(73.6)
Discontinued operations:								
Loss on sale of real estate assets	-	(463)	463	(100.0)	-	(463)	463	(100.0)
Income from operations	-	108	(108)	(100.0)	-	205	(205)	(100.0)
Loss from discontinued operations	-	(355)	355	(100.0)	-	(258)	258	(100.0)
Net income	1,964	3,578	(1,614)	(45.1)	4,594	17,114	(12,520)	(73.2)
Less: Net income attributable to the noncontrolling interest in subsidiaries	(401)	(594)	193	(32.5)	(781)	(2,685)	1,904	(70.9)
Net income attributable to Ramco-Gershenson Properties Trust ("RPT") common shareholders	$ 1,563	$ 2,984	$ (1,421)	(47.6) %	$ 3,813	$ 14,429	$ (10,616)	(73.6) %
Amounts attributable to RPT common shareholders:								
Income from continuing operations	$ 1,563	$ 3,291	$ (1,728)	(52.5) %	$ 3,813	$ 14,652	$ (10,839)	(74.0) %
Loss from discontinued operations	-	(307)	307	(100.0)	-	(223)	223	(100.0)
Net income	$ 1,563	$ 2,984	$ (1,421)	(47.6) %	$ 3,813	$ 14,429	$ (10,616)	(73.6) %
Property Operating Expense Recovery Ratio	96.4 %	100.1 %		(3.6) %	97.9 %	98.4 %		(0.5) %

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2009
Page 9

Income Statement Detail
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2009	2008	Increase (Decrease)	Percent Change	2009	2008	Increase (Decrease)	Percent Change
Fees and management income:								
Management fees	$ 742	$ 713	$ 29	4.1 %	$ 1,498	$ 1,430	$ 68	4.8 %
Leasing fees	405	246	159	64.6	552	564	(12)	(2.1)
Acquisition related fees	-	67	(67)	(100.0)	-	67	(67)	(100.0)
Development related fees	287	792	(505)	(63.8)	436	1,046	(610)	(58.3)
Other	63	112	(49)	(43.8)	140	245	(105)	(42.9)
Fee and management income	$ 1,497	$ 1,930	$ (433)	(22.4) %	$ 2,626	$ 3,352	$ (726)	(21.7) %
Other income:								
Lease termination income	$ 365	$ 187	$ 178	95.2 %	$ 369	$ 292	$ 77	26.4 %
Temporary income	96	91	5	5.5	196	251	(55)	(21.9)
Interest income	181	66	115	174.2	347	202	145	71.8
Previous write-off of receivable	78	43	35	81.4	90	67	23	34.3
Other	280	108	172	159.3	351	168	183	108.9
Other income	$ 1,000	$ 495	$ 505	102.0 %	$ 1,353	$ 980	$ 373	38.1 %
Gain on sale of real estate assets:								
FFO gain (loss) on sales	$ 53	$ (12)	$ 65	(541.7) %	$ 401	$ 411	$ (10)	(2.4) %
Non-FFO gain on sales	-	115	(115)	(100.0)	-	9,876	(9,876)	(100.0)
Gain on sale of real estate assets	$ 53	$ 103	$ (50)	(48.5) %	$ 401	$ 10,287	$ (9,886)	(96.1) %

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 10

Earnings Per Common Share ("EPS")

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2009	2008	2009	2008
Numerator:				
Income from continuing operations before noncontrolling interest	$ 1,964	$ 3,933	$ 4,594	$ 17,372
Noncontrolling interest in subsidiaries from continuing operations	(401)	(642)	(781)	(2,720)
Income from continuing operations available to RPT common shareholders	1,563	3,291	3,813	14,652
Discontinued operations, net of noncontrolling interest in subsidiaries:				
Loss on sale of real estate assets	-	(400)	-	(400)
Income from operations	-	93	-	177
Net income available to RPT common shareholders	$ 1,563	$ 2,984	$ 3,813	$ 14,429
Denominator:				
Weighted-average common shares for basic EPS	18,699	18,478	18,654	18,477
Effect of dilutive securities:				
Options outstanding	-	12	-	12
Weighted-average common shares for diluted EPS	18,699	18,490	18,654	18,489
Basic EPS:				
Income from continuing operations attributable to RPT common shareholders	$ 0.08	$ 0.18	$ 0.20	$ 0.79
Income from discontinued operations attributable to RPT common shareholders	-	(0.02)	-	(0.01)
Net income attributable to RPT common shareholders	$ 0.08	$ 0.16	$ 0.20	$ 0.78
Diluted EPS:				
Income from continuing operations attributable to RPT common shareholders	$ 0.08	$ 0.18	$ 0.20	$ 0.79
Income from discontinued operations attributable to RPT common shareholders	-	(0.02)	-	(0.01)
Net income attributable to RPT common shareholders	$ 0.08	$ 0.16	$ 0.20	$ 0.78

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2009
Page 11

Consolidated Balance Sheets (in thousands)    June 30, 2009 March 31, 2009 December 31, 2008 ASSETS Investment in real estate, net (see page 13 for detail) $ 826,296 $ 829,006 $ 830,392 Cash and cash equivalents 7,818 7,946 5,295 Restricted cash 5,202 5,071 4,891 Accounts receivable, net (see page 13 for detail) 33,665 33,288 40,736 Equity investments in and advances to unconsolidated entities (see page 30 for detail) 104,623 103,580 95,867 Other assets, net (see page 13 for detail) 35,718 35,893 37,345 Total Assets $ 1,013,322 $ 1,014,784 $ 1,014,526 LIABILITIES AND SHAREHOLDERS' EQUITY Mortgages and notes payable (see page 20 for detail) $ 662,176 $ 665,735 $ 662,601 Accounts payable and accrued expenses 30,273 25,960 26,751 Distributions payable 4,958 4,951 4,945 Capital lease obligation 7,060 7,126 7,191 Total Liabilities 704,467 703,772 701,488 SHAREHOLDERS' EQUITY Ramco-Gershenson Properties Trust ("RPT") shareholders' equity: Common Shares of Beneficial Interest 187 185 185 Additional paid-in capital 390,105 389,730 389,528 Accumulated other comprehensive loss (3,151) (3,693) (3,851) Cumulative distributions in excess of net income (117,508) (114,746) (112,671) Total RPT Shareholders' Equity 269,633 271,476 273,191 Noncontrolling interest in subsidiaries 39,222 39,536 39,847 Total Shareholders' Equity 308,855 311,012 313,038 Total Liabilities and Shareholders' Equity $ 1,013,322 $ 1,014,784 $ 1,014,526  Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2009 Page 12

Balance Sheet Detail (in thousands)    June 30, 2009 March 31, 2009 December 31, 2008 Investment in Real Estate: Land $ 144,191 $ 144,370 $ 144,422 Buildings and improvements 833,294 832,214 813,705 Construction in progress 35,233 32,877 46,982  1,012,718 1,009,461 1,005,109 Less: accumulated depreciation (186,422) (180,455) (174,717) Investment in real estate, net $ 826,296 $ 829,006 $ 830,392 Accounts Receivable: Accounts receivable tenants, net $ 16,423 $ 15,708 $ 23,131 Straight-line rent receivable 17,242 17,580 17,605 Accounts receivable, net $ 33,665 $ 33,288 $ 40,736 Other Assets: Leasing costs $ 39,898 $ 39,418 $ 38,980 Intangible assets 5,836 5,836 5,836 Deferred financing costs 6,036 6,693 6,626 Other 5,975 5,963 5,904  57,745 57,910 57,346 Less: accumulated amortization (36,500) (35,775) (34,320)  21,245 22,135 23,026 Prepaid expenses and other 13,244 12,408 12,967 Proposed development and acquisition costs 1,229 1,350 1,352 Other assets, net $ 35,718 $ 35,893 $ 37,345  Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2009 Page 13

Calculation of Funds from Operations and Funds Available for Distribution (in thousands, except per share amounts)  Three Months Ended June 30, Six Months Ended June 30,  2009 2008 2009 2008 Calculation of Funds from Operations:     Net income attributable to RPT common shareholders $ 1,563 $ 2,984 $ 3,813 $ 14,429 Add: Depreciation and amortization expense 9,321 9,268 18,604 18,683 Noncontrolling interest in partnership 401 579 781 2,669 Discontinued operations, loss on sale of property - 463 - 463 Less: Gain on sale of depreciable real estate - (115) - (9,876) Funds from operations available to common shareholders, assuming conversion of OP units $ 11,285 $ 13,179 $ 23,198 $ 26,368 Weighted average equivalent shares outstanding, diluted 21,617 21,408 21,573 21,408 Funds from operations available to RPT common shareholders, per diluted share $ 0.52 $ 0.62 $ 1.08 $ 1.23 Calculation of Funds Available for Distribution:     Funds from operations available to RPT common shareholders $ 11,285 $ 13,179 $ 23,198 $ 26,368 Less: Straight-line rent (329) (291) (480) (687) Above/below market rents - acquisitions (8) (20) (21) (49) FMV interest adjustment - acquired properties (77) (53) (155) (93) Recurring capital expenditures (non-recoverable) (60) (245) (246) (578) Funds Available for Distribution $ 10,811 $ 12,570 $ 22,296 $ 24,961 FAD per share available to RPT common shareholders $ 0.50 $ 0.59 $ 1.03 $ 1.17 Dividend per Common Share $ 0.2313 $ 0.4625 $ 0.4626 $ 0.9250 Payout Ratio - FFO 44.3% 75.1% 43.0% 75.1% Payout Ratio - FAD 46.2% 78.8% 44.8% 79.3%  Supplemental Financial and Operating Statistics Q2 2009 Ramco-Gershenson Properties Trust (RPT) Page 14    Slide 17 Selected Financial and Operating Ratios  Three Months Ended June 30, Six Months Ended June 30,  2009 2008 2009  2008 EBITDA Calculation:     Operating Income Plus Earnings From Unconsolidated Entities $ 1,911 [1] $ 3,830 [3] $ 4,193 [2] $ 7,085 [4] Add Back: Income From Discontinued Operations - 108 -  205 Interest Expense 7,904 8,893 16,008  18,672 Depreciation and Amortization 7,876 7,880 15,669  15,835 EBITDA 17,691 20,711 35,870  41,797 Scheduled Principal Payments 1,359 1,277 2,524  2,452 Preferred Dividends - - -  - Coverage Ratios:     Interest Coverage Ratio (EBITDA / Interest Expense) 2.24 2.33 2.24  2.24 Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.) 1.91 2.04 1.94  1.98 Operating Ratios:     NOI 20,221 22,229 40,523  44,219 Operating Margin (NOI / Total Rental Revenue) 65.0% 66.3% 63.9%  65.0%  General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [5]: Revenue From REIT Owned Properties $ 32,132 $ 34,042 $ 64,764 $ 68,995 Revenue From Joint Venture Properties 24,804 23,491 50,289 48,003 Revenue From Non-REIT Properties Under Management Contract 941 944 1,838 2,103 Total Rental Revenues Under Management $ 57,877 $ 58,477 $ 116,891 $ 119,101 General and Administrative Expense [6] $ 5,364 $ 4,820 $ 9,489 $ 8,625 General and Administrative Expense / Total Rental Revenues Under Management 9.27% 8.24% 8.12% 7.24%  [1] [2] [3] [4] [5] [6] Q2 2009 excludes $53 related to the gain on sale of real estate from continuing operations. Including the gain would have no impact on the interest coverage ratio for the three months ended 6/30/09. YTD 2009 excludes $401 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.03 for the six months ended 6/30/09. Q2 2008 excludes $103 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.01 for the three months ended 6/30/08. YTD 2008 excludes $10,287 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.55 for the six months ended 6/30/08. General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract. Includes $836 of expenses related to the Company's recent proxy contest and subsequent strategic review process for the three and six months ended June 30, 2009.   Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2009 Page 15

Selected Financial and Operating Ratios

	Three Months Ended June 30, 2009		Three Months Ended June 30, 2008		Six Months Ended June 30, 2009		Six Months Ended June 30, 2008	
EBITDA Calculation:								
Operating Income Plus Earnings From Unconsolidated Entities	$ 1,911	[1]	$ 3,830	[3]	$ 4,193	[2]	$ 7,085	[4]
Add Back:								
Income From Discontinued Operations	-		108		-		205	
Interest Expense	7,904		8,893		16,008		18,672	
Depreciation and Amortization	7,876		7,880		15,669		15,835	
EBITDA	17,691		20,711		35,870		41,797	
Scheduled Principal Payments	1,359		1,277		2,524		2,452	
Preferred Dividends	-		-		-		-	
Coverage Ratios:								
Interest Coverage Ratio (EBITDA / Interest Expense)	2.24		2.33		2.24		2.24	
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Principal Pmts. + Pref. Div.)	1.91		2.04		1.94		1.98	
Operating Ratios:								
NOI	20,221		22,229		40,523		44,219	
Operating Margin (NOI / Total Rental Revenue)	65.0%		66.3%		63.9%		65.0%	
General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [5]:								
Revenue From REIT Owned Properties	$ 32,132		$ 34,042		$ 64,764		$ 68,995	
Revenue From Joint Venture Properties	24,804		23,491		50,289		48,003	
Revenue From Non-REIT Properties Under Management Contract	941		944		1,838		2,103	
Total Rental Revenues Under Management	$ 57,877		$ 58,477		$ 116,891		$ 119,101	
General and Administrative Expense [6]	$ 5,364		$ 4,820		$ 9,489		$ 8,625	
General and Administrative Expense / Total Rental Revenues Under Management	9.27%		8.24%		8.12%		7.24%	

[1] Q2 2009 excludes $53 related to the gain on sale of real estate from continuing operations. Including the gain would have no impact on the interest coverage ratio for the three months ended 6/30/09.

[2] YTD 2009 excludes $401 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.03 for the six months ended 6/30/09.

[3] Q2 2008 excludes $103 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.01 for the three months ended 6/30/08.

[4] YTD 2008 excludes $10,287 related to the gain on sale of real estate from continuing operations. Including the gain would positively impact the interest coverage ratio by 0.55 for the six months ended 6/30/08.

[5] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

[6] Includes $836 of expenses related to the Company's recent proxy contest and subsequent strategic review process for the three and six months ended June 30, 2009.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 15

Same Properties Analysis

(in thousands)

	Three Months Ended June 30, 2009			Six Months Ended June 30, 2009		
	2009	**2008**	**% Change**	**2009**	**2008**	**% Change**
Number of Properties [1]	49	49	0.0%	49	49	0.0%
Occupancy	94.4%	93.6%	0.8%	94.4%	93.6%	0.8%
REVENUE:						
Minimum Rents	$19,228	$19,846	-3.1%	$38,918	$39,402	-1.2%
Percentage Rent	28	91	-69.0%	221	303	-27.0%
Recoveries from Tenants	9,388	9,095	3.2%	19,309	19,239	0.4%
Other Income	475	318	49.4%	594	497	19.5%
	$29,120	$29,349	-0.8%	$59,042	$59,441	-0.7%
EXPENSES:						
Real Estate Taxes	$4,509	$4,230	6.6%	$8,996	$8,547	5.3%
Property Operating and Maintenance	4,860	4,738	2.6%	9,967	10,437	-4.5%
Other Operating	430	471	-8.8%	1,071	986	8.6%
	$9,799	$9,439	3.8%	$20,034	$19,970	0.3%
OPERATING INCOME	$19,321	$19,910	-3.0% [2]	$39,009	$39,471	-1.2% [2]
Operating Expense Recovery Ratio	100.2%	101.4%	-1.2%	101.8%	101.3%	0.5%

[1] Excludes joint venture properties.

[2] Excluding the effect of Circuit City and Linens 'n Things, the change in operating income would have been (0.3%) and 0.8% for the three and six months ended June 30, 2009, respectively.

Note: Excludes centers under redevelopment and reflects recovery adjustments to the proper period.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 16

Leasing Activity Analysis

	Three Months Ended June 30, 2009			Six Months Ended June 30, 2009		
	Non-Anchors	Anchors	Total	Non-Anchors	Anchors	Total
Summary of Expiring Leases:						
Total Number of Scheduled Lease Expirations……	67	-	67	183	17	200
Gross Leasable Area (sq.ft.)……	176,740	-	176,740	532,674	676,649	1,209,323
Average Base Rent / Sq.Ft ($/sq.ft.)……	$14.87	$0.00	$14.87	$15.34	$6.85	$10.59
Leases Renewed at Expiration:						
Number of Leases……	47	-	47	122	12	134
Gross Leasable Area (sq.ft.)……	123,063	-	123,063	347,070	468,698	815,768
Renewal Base Rent / Sq.Ft. ($/sq.ft.)……	$16.54	$0.00	$16.54	$15.45	$8.10	$11.23
Previous Base Rent / Sq.Ft. ($/sq.ft.)……	$15.65	$0.00	$15.65	$14.90	$7.67	$10.75
PSF Increase / (Decrease)……	$0.89	$0.00	$0.89	$0.55	$0.43	$0.48
% Increase / (Decrease)……	5.7%	0.0%	5.7%	3.7%	5.6%	4.5%
Leases Currently Month-to-Month or Under Negotiation for Renewal:						
Number of Leases……	9	-	9	20	1	21
Gross Leasable Area (sq.ft.)……	27,346	-	27,346	52,602	21,786	74,388
Current Base Rent / Sq.Ft. ($/sq.ft.)……	$10.55	$0.00	$10.55	$14.55	$3.03	$17.58
Leases Ended at Expiration:						
Number of Leases……	11	-	11	41	4	45
Gross Leasable Area (sq.ft.)……	26,331	-	26,331	133,002	186,165	319,167
Base Rent / Sq.Ft. ($/sq.ft.)……	$15.76	$0.00	$15.76	$16.81	$5.22	$10.05
Rent Starts in the Quarter:						
Number of Leases……	13	5	18	32	5	37
Gross Leasable Area (sq.ft.)……	40,791	159,948	200,739	92,780	159,948	252,728
Base Rent / Sq.Ft. ($/sq.ft.)……	$16.00	$9.04	$10.45	$15.18	$9.04	$11.29
% Increase / (Decrease) from Portfolio Average……	-2.7%	11.3%	-3.2%	-7.7%	11.3%	4.6%
Current Portfolio Average:						
Portfolio Average Base Rent / Sq.Ft. (as of 6/30/09)	***$16.44***	***$8.12***	***$10.79***	***$16.44***	***$8.12***	***$10.79***
Historical Portfolio Averages:						
Year Ended 12/31/08 Portfolio Average Base Rent / Sq.Ft.	***$16.51***	***$8.11***	***$10.82***			
Year Ended 12/31/07 Portfolio Average Base Rent / Sq.Ft.	***$16.05***	***$7.90***	***$10.61***			
Year Ended 12/31/06 Portfolio Average Base Rent / Sq.Ft.	***$15.10***	***$7.67***	***$10.08***			
Year Ended 12/31/05 Portfolio Average Base Rent / Sq.Ft.	***$14.57***	***$7.21***	***$9.55***			
Year Ended 12/31/04 Portfolio Average Base Rent / Sq.Ft.	***$13.70***	***$6.61***	***$8.83***			

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2009
Page 17

Development Projects
(in millions)

								Estimated Additional Costs			
Property/Location	**Project Description**	**RPT Ownership %**	**Projected Stabilization Date**	**Stabilized Return on Cost [1]**	**Projected Stabilized NOI**	**Projected Cost**	**Cost to Date**	**7/1/09 - 12/31/09**	**2010**	**2011**	**2012**
Current Development Projects											
On-Balance Sheet Assets											
Northpointe Town Center - Jackson, MI	200,000 SF of retail and outlots.	100%	Q4 2012	9.0%	$3.1	$34.7	$1.2	$0.0	$0.4	$9.3	$23.8
Total On-Balance Sheet Assets				**9.0% [2]**	**$3.1**	**$34.7**	**$1.2**	**$0.0**	**$0.4**	**$9.3**	**$23.8**
Off-Balance Sheet Assets											
Hartland Towne Square - Hartland Twp., MI	Phase 1 - sale to Meijer for 192,000 SF building, 12,000 SF of retail and outlot building.	20%	Q4 2010	8.6%	$0.5	$5.4	$2.1	$0.6	$2.7	$0.0	$0.0
	Future phases.	20%				$19.0	$19.0				
				8.6% [3]	$0.5	$24.4	$21.1	$0.6	$2.7	$0.0	$0.0
Total Off-Balance Sheet Assets				**8.6% [2][3]**	**$0.5**	**$24.4**	**$21.1**	**$0.6**	**$2.7**	**$0.0**	**$0.0**
RPT Share of Total Off-Balance Sheet Assets				**8.6% [2][3]**	**$0.1**	**$4.9**	**$4.2**	**$0.1**	**$0.5**	**$0.0**	**$0.0**
Proposed Off-Balance Sheet Assets											
The Town Center at Aquia - Stafford, VA	Retail development.	20%	Q4 2012	9.0%	$4.8	$53.7	$14.8 [4]	$0.8	$6.7	$14.4	$17.1
	Basis in office component.	20%				$29.3	$29.3 [4]				
	Basis in residential component.	20%				$15.4	$15.4 [4]				
				9.0% [5]	$4.8	$98.4	$59.6	$0.8	$6.7	$14.4	$17.1
Gateway Commons - Lakeland, FL	375,000 SF power center project.	20%	Q2 2013	9.1%	$5.9	$64.7	$18.5	$1.1	$0.4	$9.2	$35.5
Parkway Shops - Jacksonville, FL	350,000 SF power center project.	20%	Q2 2013	8.8%	$2.8	$31.4	$12.6 [6]	$0.6	$0.7	$8.8	$8.7
Total Proposed Off-Balance Sheet Assets				**9.0% [2][5]**	**$13.5**	**$194.6**	**$90.7**	**$2.4**	**$7.7**	**$32.5**	**$61.3**
RPT Share of Total Proposed Off-Balance Sheet Assets				**9.0% [2][5]**	**$2.7**	**$38.9**	**$18.1**	**$0.5**	**$1.5**	**$6.5**	**$12.3**
RPT Share of Current Developments				**9.0% [2][3][5]**	**$5.9**	**$78.5**	**$23.6**	**$0.6**	**$2.5**	**$15.8**	**$36.0**

[1] Percentage based on actual numbers before rounding.
[2] Does not include gains on sales held in TRS or fee revenue.
[3] Does not include costs associated with the "Future phases" at Hartland Towne Square.
[4] Includes pro-rata portion of net book value of existing center and applicable fixed cost allocation.
[5] Does not include costs associated with the office and residential components at The Town Center at Aquia.
[6] Includes $6,856,775 payable on land purchased under two land contracts due in November 2010.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 18

Redevelopment Projects
(in millions)

Property/Location	Project Description	RPT Ownership %	Projected Stabilization Date	Stabilized Return on Cost [1]	Projected Stabilized NOI [2]	Projected Cost	Cost to Date	Estimated Additional Costs 7/1/09 - 12/31/09	2010	2011
Current Redevelopment Projects [3]										
On-Balance Sheet Assets										
West Allis - West Allis, WI	Relocating existing tenants, adding Burlington Coat Factory, adding retail and upgrading façade.	100%	Q1 2010	10.4%	$1.3	$12.8	$7.1	$2.1	$3.6	$0.0
Holcomb - Roswell, GA	Adding Studio Movie Grill in 39,668 SF.	100%	Q1 2010	12.0%	$0.5	$4.0	$0.2	$1.0	$2.9	$0.0
Rivertowne Square - Deerfield Beach, FL	Adding a 60,000 SF Beall's Department Store.	100%	Q1 2010	12.8%	$0.2	$1.8	$0.4	$0.8	$0.5	$0.0
Southbay - Osprey, FL	Adding freestanding CVS, relocating tenants, retenanting space and demolishing vacated space.	100%	Q3 2009	15.2%	$0.1	$1.0	$0.2	$0.8	$0.0	$0.0
Total On-Balance Sheet Assets				**11.2%**	**$2.2**	**$19.5**	**$7.9**	**$4.6**	**$7.0**	**$0.0**
Off-Balance Sheet Assets										
Troy Marketplace - Troy, MI	Retenanting 97,000 SF Home Expo with LA Fitness (which has opened) and additional mid-box uses, constructing new outlot building.	30%	Q4 2010	20.6%	$2.1	$10.0	$5.6	$0.4	$4.0	$0.0
The Shops at Old Orchard - W. Bloomfield, MI	Adding 36,000 SF specialty grocer Plum Market as well as other upscale tenants; plus façade and structural improvements.	30%	Q2 2010	11.4%	$1.2	$10.3	$6.2	$2.8	$1.2	$0.0
Marketplace of Delray - Delray Beach, FL	Adding Ross Dress For Less in 27,625 SF, downsizing Office Depot from 39,776 SF to 26,500 SF, adding Dollar Tree in 12,000 SF, and retenanting retail space.	30%	Q4 2009	14.3%	$0.6	$4.1	$0.2	$3.9	$0.0	$0.0
Collins Pointe Plaza - Cartersville, GA	Retenanting Winn-Dixie, adding freestanding CVS and small-shop retail space.	20%	Q3 2010	15.1%	$0.7	$4.7	$0.2	$0.8	$3.7	$0.0
Total Off-Balance Sheet Assets				**15.6%**	**$4.5**	**$29.1**	**$12.2**	**$8.0**	**$8.9**	**$0.0**
RPT Share of Total Off-Balance Sheet Assets				**15.6% [4]**	**$1.3**	**$8.3**	**$3.6**	**$2.3**	**$2.3**	**$0.0**
RPT Share of Current Redevelopments				**12.5% [4]**	**$3.5**	**$27.8**	**$11.5**	**$6.9**	**$9.3**	**$0.0**

Property/Location	Project Description	RPT Ownership %
Completed Projects		
Clinton Valley - Sterling Heights, MI	Adding a 50,852 SF Hobby Lobby.	100%
Market Plaza - Glen Ellyn, IL	Adding a 19,849 SF Staples.	20%
Future Projects		
Lakeshore Marketplace - Norton Shores, MI	Retenant with mid-box use a portion of Elder-Beerman space. Develop new outlots.	100%
Sunshine Plaza - Tamarac, FL	Taking back 20,000 SF of anchor space to create new mid-box opportunity.	100%
Pelican Plaza - Sarasota, FL	Adding 20,000 SF specialty grocer.	100%
Rossford Pointe - Rossford, OH	Opportunity to create additional mid-box retailer.	100%
The Shops on Lane Avenue - Columbus, OH	Expand existing grocery to prototype size.	20%

[1] Percentage based on actual numbers before rounding.
[2] Represents incremental change in revenue.
[3] Current redevelopments does not include The Town Center at Aquia, which is considered a development project by the Company. Refer to page 18 for details on The Town Center at Aquia.
[4] Does not include fees earned by RPT.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 19

Summary of Outstanding Debt
06/30/09

	Lender or Servicer	Percent of Total Indebtedness		Balance at 6/30/2009	Stated Interest Rate	Maturity Date	Months To Maturity
Fixed Rate Debt							
West Oaks II/Spring Meadows	Travelers Insurance	3.49%	$	23,139,073	7.0500%	Dec-09	5
Promenade at Pleasant Hill	Principal Life	1.96%		12,992,208	8.0900%	Sep-10	14
Publix at River Crossing	Jackson National Life Ins Co.	0.48%		3,203,376	6.6700%	Oct-10	16
Parkway Shops	St. Johns land contract	0.71%		4,690,000	7.0000%	Nov-10	17
Parkway Shops	River City Signature land contract	0.33%		2,166,775	6.0000%	Nov-10	17
Unsecured Term Loan Facility *	KeyBank, as agent	15.10%		100,000,000	4.5925%	Dec-10	18
Madison Shopping Center	LaSalle Bank N.A.	1.43%		9,445,571	7.5080%	May-11	22
Lakeshore Marketplace	Wells Fargo/Midland	2.22%		14,699,735	7.6470%	Aug-11	25
Sunshine Plaza Shopping Center	Nationwide Life	1.71%		11,313,802	7.3500%	May-12	35
Coral Creek	KeyBank	1.42%		9,432,750	6.7800%	Jul-12	37
The Crossroads at Royal Palm	L.J. Melody & Co./Salomon	1.70%		11,252,904	6.5000%	Aug-12	38
Centre at Woodstock	Wachovia	0.67%		4,455,041	6.9100%	Jul-13	49
East Town Plaza	Citigroup Global Markets	1.67%		11,049,754	5.4500%	Jul-13	49
Kentwood Towne Center	Nationwide Life	1.40%		9,301,666	5.7400%	Jul-13	49
Lantana Plaza Shopping Center	Key Bank	1.50%		9,937,772	4.7600%	Aug-13	50
Auburn Hills	Citigroup Global Markets	1.10%		7,294,137	5.3800%	May-14	59
Crossroads Shopping Center	Citigroup Global Markets	3.84%		25,406,968	5.3800%	May-14	59
Jackson West	KeyBank	2.59%		17,180,000	5.2000%	Nov-15	77
West Oaks I	KeyBank	4.12%		27,300,000	5.2000%	Nov-15	77
New Towne Plaza	Deutsche Bank	2.99%		19,800,000	5.0910%	Dec-15	78
Hoover Eleven	Canada Life/GMAC	0.88%		5,851,137	7.6250%	Feb-16	80
River City Marketplace	JPMorgan Chase Bank, N.A.	16.61%		110,000,000	5.4355%	Apr-17	94
Hoover Eleven	Canada Life/GMAC	0.33%		2,171,282	7.2000%	May-18	108
Junior Subordinated Note **	The Bank of New York Trust Company	4.25%		28,125,000	7.8700%	Jan-38	348
Subtotal Fixed Rate Debt		**72.52%**	**$**	**480,208,952**	**5.7839%**		69
				-			-
Variable Rate Mortgages				-			-
Beacon Square	Huntington Bank	1.10%	$	7,279,651	3.0694%	Nov-09	4
Gaines Marketplace	Huntington Bank	1.12%		7,387,357	5.2500%	Jun-11	23
Subtotal Variable Rate Mortgages		2.21%	$	14,667,008	4.1677%		14
				-			-
Variable Rate Secured Facility				-			-
Secured Revolving Credit Facility - Aquia	KeyBank	6.04%	$	40,000,000	3.5700%	Dec-09	6
Subtotal Variable Rate Secured Facilities		6.04%	$	40,000,000	3.5700%		-
Subtotal Variable Rate Mortgages & Secured Facilities		8.26%	$	54,667,008	3.7304%		8
Variable Rate Unsecured Facility				-			-
Unsecured Revolving Credit Facility	KeyBank, as agent	19.22%	$	127,300,000	1.6739%	Dec-09	6
Subtotal Variable Rate Unsecured Facilities		19.22%	$	127,300,000	1.6739%		-
Subtotal Variable Rate Debt		**27.48%**	**$**	**181,967,008**	**2.2917%**		6
Total debt		**100.00%**	**$**	**662,175,960**	**4.8243%**		52

*** Effectively converted to fixed rate through swap agreements.**

**** Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.**

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2009
Page 20

Loan Maturities Split between Scheduled Amortization and Scheduled Maturities
06/30/09

Year	Scheduled Amortization Payments	Scheduled Maturities	Total Scheduled Maturities	Percentage of Debt Maturing	Cumulative Percentage of Debt Maturing
2009	$ 2,789,917	$ 197,193,984	$ 199,983,901	30.20%	30.20%
2010	4,170,351	122,565,995	126,736,347	19.14%	49.34%
2011	4,651,077	30,420,169	35,071,246	5.30%	54.64%
2012	4,130,892	29,879,687	34,010,579	5.14%	59.77%
2013	3,363,353	30,121,368	33,484,721	5.06%	64.83%
2014	2,505,331	29,676,361	32,181,691	4.86%	69.69%
2015	2,323,334	59,457,889	61,781,223	9.33%	79.02%
2016	382,038	-	382,038	0.06%	79.08%
2017	310,621	110,000,000	110,310,621	16.66%	95.74%
2018	108,593	-	108,593	0.02%	95.75%
2019 +	-	28,125,000	28,125,000	4.25%	100.00%
Totals	**$ 24,735,507**	**$ 637,440,453**	**$ 662,175,960**		

Note: Scheduled maturities in 2009 includes $127,300,000 which represents the balance of the Unsecured Revolving Credit Facility drawn as of June 30, 2009 due at maturity in December 2009, and scheduled maturities in 2010 includes $100,000,000 which represents the balance of the Unsecured Term Loan Facility due at maturity in December 2010. The Unsecured Revolving Credit Facility can be extended to December 2010.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 21

Market Capitalization Information 06/30/09   Debt:   Shares Dollars Percentage Fixed Rate Debt    $ 480,208,952 54.65% Variable Rate Debt    $ 181,967,008 20.71% Total Debt    $ 662,175,960 75.36% Equity: Common Shares and Equivalents REIT Shares Market price $ 10.01 86.51% 18,710,476 $ 187,291,865 21.32% OP Units  13.49% 2,918,574 $ 29,214,926 3.32% Total Common Shares and Equivalents  100.00% 21,629,050 $ 216,506,791 24.64% Total Market Capitalization    $ 878,682,750 100.00%            Common Stock Performance - 07/01/08 through 06/30/09    Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2009 Page 22

Operating
Property Summary
As of June 30, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units		Total Shopping Center GLA: Anchors: Non-Company Owned	Total Shopping Center GLA: Anchors: Company Owned	Total Shopping Center GLA: Anchors: Total Anchor GLA	Total Shopping Center GLA: Non-Anchor GLA	Total Shopping Center GLA: Total	Company Owned GLA: Total	Company Owned GLA: Leased	Company Owned GLA: Occupancy	Annualized Base Rent: Total	Annualized Base Rent: PSF	Sq.Ft. Delivered	Anchors [2]
Operating:																	
Florida																	
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	34			42,112	42,112	67,200	109,312	109,312	92,737	84.8%	$ 1,390,483	$ 14.99		Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22			61,166	61,166	62,444	123,610	123,610	113,968	92.2%	$ 1,184,193	$ 10.39		Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14		32,680	102,027	134,707	32,680	167,387	134,707	123,618	91.8%	$ 737,205	$ 5.96		Goodwill [3], Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	26	◆		35,768	35,768	57,389	93,157	93,157	81,352	87.3%	$ 848,931	$ 10.88	3,335	Linens 'N Things [6]
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	70	◆	342,501	323,907	666,408	221,448	887,856	545,355	528,958	97.0%	$ 8,178,010	$ 15.68	7,314	Wal-Mart [3], Lowe's[3], Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, Ashley Furniture HomeStore
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16			37,888	37,888	24,150	62,038	62,038	62,038	100.0%	$ 758,063	$ 12.22		Publix
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28			146,409	146,409	89,317	235,726	235,726	230,012	97.6%	$ 2,038,033	$ 8.86		Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35			42,112	42,112	77,980	120,092	120,092	104,600	87.1%	$ 1,601,392	$ 15.31		Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24	◆		125,141	125,141	61,355	186,496	186,496	180,599	96.8%	$ 1,086,741	$ 6.06	1,400	Sweet Bay, Wal-Mart
Total / Average				269		375,181	916,530	1,291,711	693,963	1,985,674	1,610,493	1,517,882	94.2%	$ 17,823,051	$ 11.84	12,049	
Georgia																	
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14			51,420	51,420	35,328	86,748	86,748	77,148	88.9%	$ 787,779	$ 11.31	7,488	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15			138,915	138,915	31,560	170,475	170,475	170,475	100.0%	$ 956,411	$ 5.61		Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22			47,955	47,955	49,046	97,001	97,001	81,302	83.8%	$ 841,765	$ 10.35		Publix [4]
Mays Crossing	Stockbridge, GA	100%	1984/1997/2007	20	◆		100,244	100,244	37,040	137,284	137,284	129,784	94.5%	$ 829,759	$ 6.46	1,400	ApplianceSmart Factory Outlet, Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	34			199,555	199,555	82,076	281,631	281,631	255,625	90.8%	$ 1,870,778	$ 7.32		Farmers Home Furniture, Old Time Pottery, Publix
Total / Average				105		-	538,089	538,089	235,050	773,139	773,139	714,334	92.4%	$ 5,286,491	$ 7.49	8,888	
Michigan																	
Auburn Mile, The	Auburn Hills, MI	100%	2000/1999/NA	7		533,659	64,298	597,957	26,238	624,195	90,536	90,536	100.0%	$ 944,457	$ 10.43		Best Buy [3], Target [3], Meijer [3], Costco [3], Jo-Ann, Staples
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16		103,316	-	103,316	51,387	154,703	51,387	44,332	86.3%	$ 749,589	$ 16.91		Home Depot [3]
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	◆	112,876	65,735	178,611	69,595	248,206	135,330	123,280	91.1%	$ 1,086,112	$ 10.09	15,675	OfficeMax, Sports Authority, Target [3]
Clinton Valley	Sterling Heights, MI	100%	1985/1996/2009	11			50,852	50,852	51,149	102,001	102,001	83,324	81.7%	$ 574,202	$ 6.89		Hobby Lobby
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8			55,175	55,175	44,106	99,281	99,281	99,281	100.0%	$ 1,586,596	$ 15.98		Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16		117,777	117,972	235,749	51,704	287,453	169,676	158,526	93.4%	$ 1,645,612	$ 10.38		Farmer Jack (A&P) [4], Office Depot[4], Target [3], TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17		227,193	23,524	250,717	62,233	312,950	85,757	75,122	87.6%	$ 855,522	$ 11.39		OfficeMax, Sam's Club [3], Target [3]
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	22		201,300	56,586	257,886	80,922	338,808	137,508	120,901	87.9%	$ 1,642,417	$ 13.58		Best Buy, Citi Trends, Target [3], Burlington Coat Factory [3]
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8			32,384	32,384	39,163	71,547	71,547	51,335	71.8%	$ 309,682	$ 6.03		Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2004/2004/NA	15			351,981	351,981	40,188	392,169	392,169	387,669	98.9%	$ 1,648,734	$ 4.25		Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	47			153,810	153,810	130,960	284,770	284,770	268,050	94.1%	$ 3,002,976	$ 12.65	30,690	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	63	◆	254,242	222,192	476,434	176,546	652,980	398,738	365,100	91.6%	$ 3,419,546	$ 9.47	4,134	Kohl's, Sears [3], Target [3], TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5			194,484	194,484	15,837	210,321	210,321	210,321	100.0%	$ 1,357,418	$ 7.11	19,483	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.88%	1988/1996//NA	16		101,909	122,390	224,299	50,473	274,772	172,863	152,663	88.3%	$ 1,011,836	$ 6.63		Hobby Lobby, OfficeMax, Rooms Today [3]
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9			126,195	126,195	14,878	141,073	141,073	138,753	98.4%	$ 565,129	$ 4.07		Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21		126,800	258,638	385,438	89,015	474,453	347,653	339,074	97.5%	$ 2,727,144	$ 8.04		Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, Target[3]
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20			90,831	90,831	43,042	133,873	133,873	122,922	91.8%	$ 1,278,951	$ 10.40		Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15			167,830	167,830	59,258	227,088	227,088	185,832	81.8%	$ 1,200,842	$ 6.46		Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	16			126,425	126,425	53,998	180,423	180,423	174,298	96.6%	$ 1,787,264	$ 10.25		Kohl's, Jo-Ann
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20			79,744	79,744	72,629	152,373	152,373	141,830	93.1%	$ 1,194,786	$ 8.42		TJ Maxx, Hobby Lobby
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9			206,747	206,747	40,221	246,968	246,968	246,968	100.0%	$ 1,695,513	$ 6.87		Marshalls, Wal-Mart, Office Depot[4]
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8			-	-	19,925	19,925	19,925	13,197	66.2%	$ 321,538	$ 24.36		
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14			128,339	128,339	37,660	165,999	165,999	163,749	98.6%	$ 1,358,539	$ 8.30		Burlington Coat Factory, Marshalls, Staples
Taylor Plaza	Taylor, MI	100%	1970/1996/2006	1			102,513	102,513	-	102,513	102,513	102,513	100.0%	$ 439,992	$ 4.29		Home Depot
Tel-Twelve	Southfield, MI	100%	1968/1996/2005	21			479,869	479,869	43,542	523,411	523,411	520,411	99.4%	$ 5,616,518	$ 10.79		Meijer, Lowe's, Office Depot, Best Buy, DSW Shoe Warehouse, Michaels, PETsMART
West Oaks I	Novi, MI	100%	1979/1996/2004	8			215,251	215,251	30,270	245,521	245,521	245,521	100.0%	$ 2,123,823	$ 10.15	36,316	OfficeMax, DSW Shoe Warehouse, Home Goods, Michaels, Gander Mountain
West Oaks II	Novi, MI	100%	1986/1996/2000	30		221,140	90,753	311,893	77,201	389,094	167,954	166,979	99.4%	$ 2,890,789	$ 17.31		Value City Furniture [3], Bed Bath & Beyond [3], Marshalls, Toys "R" Us[3], Kohl's[3], Jo-Ann
Total / Average				457		2,000,212	3,584,518	5,584,730	1,472,140	7,056,870	5,056,658	4,792,487	94.8%	$ 43,035,526	$ 9.18	106,298	
North Carolina																	
Ridgeview Crossing	Elkin, NC	100%	1989/1997/1995	8			58,581	58,581	12,340	70,921	70,921	70,921	100.0%	$ 271,767	$ 3.83		Belk Department Store, Ingles Market
Total / Average				8		-	58,581	58,581	12,340	70,921	70,921	70,921	100.0%	$ 271,767	$ 3.83	-	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2009
Page 23

Operating
Property Summary
As of June 30, 2009

						Total Shopping Center GLA:					Company Owned GLA			Annualized Base Rent			
			Year Constructed /			Anchors:											
			Acquired / Year of			Non-		Total	Non-								
		Ownership	Latest Renovation or	Number		Company	Company	Anchor	Anchor							Sq.Ft.	
Property	Location	%	Expansion (1)	of Units		Owned	Owned	GLA	GLA	Total	Total	Leased	Occupancy	Total	PSF	Delivered	Anchors [2]
Ohio																	
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22		126,200	255,091	381,291	99,054	480,345	354,145	309,105	87.3%	$ 2,960,232	$ 9.58		Home Depot, Target [3], Giant Eagle, Michaels
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1			22,930	22,930	-	22,930	22,930	22,930	100.0%	$ 265,988	$ 11.60		OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6			41,077	41,077	6,400	47,477	47,477	45,877	96.6%	$ 452,339	$ 9.86		PETsMART, Office Depot[4]
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28		384,770	110,691	495,461	101,126	596,587	211,817	197,195	93.1%	$ 2,188,163	$ 11.10		Dick's Sporting Goods [3], Best Buy [3], Kroger [3], Target [3], T J Maxx, OfficeMax, PETsMART, Ashley Furniture, Sam's Club[3], Big Lots[3]
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18		197,109	86,584	283,693	58,026	341,719	144,610	141,110	97.6%	$ 881,448	$ 6.25		Wal-Mart[3], Kohl's
Total / Average				75		708,079	516,373	1,224,452	264,606	1,489,058	780,979	716,217	91.7%	$ 6,748,169	$ 9.42	-	
South Carolina																	
Taylors Square	Taylors, SC	100%	1989/1997/2005	14			207,455	207,455	33,791	241,246	241,246	238,490	98.9%	$ 1,451,433	$ 6.09		Wal-Mart
Total / Average				14		-	207,455	207,455	33,791	241,246	241,246	238,490	98.9%	$ 1,451,433	$ 6.09	-	
Tennessee																	
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	11			274,291	274,291	29,933	304,224	304,224	302,724	99.5%	$ 1,793,803	$ 5.93		Wal-Mart, Ross Dress for Less, Greggs Appliances
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2			23,500	23,500	4,674	28,174	28,174	28,174	100.0%	$ 308,969	$ 10.97		OfficeMax
Total / Average				13		-	297,791	297,791	34,607	332,398	332,398	330,898	99.5%	$ 2,102,772	$ 6.35	-	
Wisconsin																	
East Town Plaza	Madison, WI	100%	1992/2000/2000	18		132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,724,568	$ 9.29		Burlington Coat Factory, Marshalls, Jo-Ann, Borders, Toys "R" Us[3], Shopko[3]
Total / Average				18		132,995	144,685	277,680	64,274	341,954	208,959	185,551	88.8%	$ 1,724,568	$ 9.29	-	
Operating Total / Average				959		3,216,467	6,264,022	9,480,489	2,810,771	12,291,260	9,074,793	8,566,780	94.4%	$ 78,443,777	$ 9.29	127,235	
Joint Ventures:																	
Florida																	
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23			51,420	51,420	38,696	90,116	90,116	76,920	85.4%	$ 924,453	$ 12.02		Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22			103,085	103,085	64,195	167,280	167,280	146,853	87.8%	$ 1,732,611	$ 11.80		Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17		184,600	67,000	251,600	48,586	300,186	115,586	110,386	95.5%	$ 1,328,020	$ 12.03		Jo-Ann, Marshalls,Target [3]
Martin Square	Stuart, FL	30%	1981/2005/NA	14			291,432	291,432	39,673	331,105	331,105	326,340	98.6%	$ 2,088,869	$ 6.40		Home Depot, Howards Interiors [5], Kmart, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	57	◆		159,147	159,147	113,719	272,866	272,866	254,431	93.2%	$ 4,754,077	$ 18.81	1,624	Albertsons, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Plaza at Delray, The	Delray Beach, FL	20%	1979/2004/NA	48			193,967	193,967	137,529	331,496	331,496	268,208	80.9%	$ 4,354,271	$ 16.23		Books-A-Million, Marshalls, Publix, Regal Cinemas, Staples
Shenandoah Square	Davie, FL	40%	1989/2001/NA	43	◆		42,112	42,112	81,534	123,646	123,646	114,916	92.9%	$ 1,749,779	$ 15.63	3,000	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22		123,400	122,441	245,841	66,447	312,288	188,888	159,072	84.2%	$ 1,863,613	$ 11.72		Michaels, Ashley Furniture, Target [3]
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3			92,979	92,979	-	92,979	92,979	92,979	100.0%	$ 1,154,920	$ 12.42		Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39			42,112	42,112	113,640	155,752	155,752	151,272	97.1%	$ 2,059,731	$ 13.62		Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	25			64,504	64,504	82,251	146,755	146,755	112,892	76.9%	$ 1,436,486	$ 12.72		Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	9			87,072	87,072	22,689	109,761	109,761	81,347	74.1%	$ 1,066,898	$ 13.12		Bed Bath & Beyond, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19	◆		81,801	81,801	74,435	156,236	156,236	156,236	100.0%	$ 1,617,765	$ 10.49	2,051	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total / Average				341		308,000	1,399,072	1,707,072	883,394	2,590,466	2,282,466	2,051,852	89.9%	$ 26,131,493	$ 12.78	6,675	
Georgia																	
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	13			60,509	60,509	24,337	84,846	84,846	76,896	90.6%	$ 1,181,994	$ 15.37		Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	35	◆		87,411	87,411	63,461	150,872	150,872	117,701	78.0%	$ 1,132,661	$ 9.75	1,500	Kroger, Outrageous Bargains
Total / Average				48		-	147,920	147,920	87,798	235,718	235,718	194,597	82.6%	$ 2,314,655	$ 11.99	1,500	
Illinois																	
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	34	◆		66,079	66,079	87,100	153,179	153,179	145,099	94.7%	$ 2,072,371	$ 15.23	9,000	Jewel Osco, Staples
Rolling Meadows	Rolling Meadows, IL	20%	1956/2008/1995	18		-	83,230	83,230	47,206	130,436	130,436	100,107	76.7%	$ 1,221,416	$ 12.20		Jewel Osco
Total / Average				52		-	149,309	149,309	134,306	283,615	283,615	245,206	86.5%	$ 3,293,787	$ 13.94	9,000	
Indiana																	
Merchants' Square	Carmel, IN	20%	1970/2004/NA	47		80,000	69,504	149,504	194,885	344,389	264,389	224,063	84.7%	$ 2,600,652	$ 11.61		Marsh [3], Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25		123,800	58,144	181,944	82,325	264,269	140,469	137,214	97.7%	$ 1,779,305	$ 12.97		Target [3], Marshalls, Whole Foods
Total / Average				72		203,800	127,648	331,448	277,210	608,658	404,858	361,277	89.2%	$ 4,379,958	$ 12.12	-	
Maryland																	
Crofton Centre	Crofton, MD	20%	1974/1996/NA	18			196,570	196,570	54,941	251,511	251,511	250,422	99.6%	$ 1,833,567	$ 7.32		Basics/Metro, Kmart, Leather Expo, Gold's Gym
Total / Average				18		-	196,570	196,570	54,941	251,511	251,511	250,422	99.6%	$ 1,833,567	$ 7.32	-	

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2009
Page 24

Operating
Property Summary
As of June 30, 2009

Property	Location	Ownership %	Year Constructed / Acquired / Year of Latest Renovation or Expansion (1)	Number of Units	Total Shopping Center GLA: Anchors: Non-Company Owned	Anchors: Company Owned	Anchors: Total Anchor GLA	Non-Anchor GLA	Total	Company Owned GLA: Total	Leased	Occupancy	Annualized Base Rent: Total	PSF	Sq.Ft. Delivered	Anchors [2]
Michigan																
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15		122,406	122,406	43,138	165,544	165,544	149,386	90.2%	$ 1,302,640	$ 8.72		Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	35		194,236	194,236	157,066	351,302	351,302	346,681	98.7%	$ 6,291,515	$ 18.15		Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	352,641	241,850	594,491	39,524	634,015	281,374	242,550	86.2%	$ 3,196,275	$ 13.18		Home Depot, Marshalls, Michaels, PETsMART, Costco[3], Meijer[3]
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11		-	-	19,410	19,410	19,410	12,410	63.9%	$ 217,624	$ 17.54		
West Acres Commons	Flint, MI	40%	1998/2001/NA	14		59,889	59,889	35,200	95,089	95,089	82,489	86.7%	$ 1,033,063	$ 12.52		VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	15 ◆		224,356	224,356	85,336	309,692	309,692	309,692	100.0%	$ 4,361,377	$ 14.24	3,396	Borders, Dick's Sporting Goods, Linens 'N Things [6], Marshalls, Michaels, PETsMART
Total / Average				104	352,641	842,737	1,195,378	379,674	1,575,052	1,222,411	1,143,208	93.5%	$ 16,402,494	$ 14.39	3,396	
New Jersey																
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	42		81,760	81,760	142,393	224,153	224,153	188,560	84.1%	$ 2,648,538	$ 14.05		Shop-Rite Supermarket, Staples
Total / Average				42	-	81,760	81,760	142,393	224,153	224,153	188,560	84.1%	$ 2,648,538	$ 14.05	-	
Ohio																
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41		139,130	139,130	114,800	253,930	253,930	210,457	82.9%	$ 2,203,412	$ 10.47		Eurolife Furniture, Marshalls, MicroCenter, Sunflower Market[4]
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	41 ◆		46,574	46,574	118,250	164,824	164,824	153,402	93.1%	$ 2,752,675	$ 19.55	12,575	Bed Bath & Beyond, Whole Foods
Total / Average				82	-	185,704	185,704	233,050	418,754	418,754	363,859	86.9%	$ 4,956,087	$ 14.11	12,575	
JV Total / Average				759	864,441	3,130,720	3,995,161	2,192,766	6,187,927	5,323,486	4,798,981	90.1%	$ 61,960,579	$ 13.00	33,146	
Operating Under Redevelopment:																
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	14		45,948	45,948	44,674	90,622	90,622	84,322	93.0%	$ 772,952	$ 9.17		Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	18		31,700	31,700	52,190	83,890	83,890	66,115	78.8%	$ 446,807	$ 6.76		Bealls Clearance Store
Holcomb Center	Roswell, GA	100%	1986/1996/NA	25		39,668	39,668	67,385	107,053	107,053	22,168	20.7%	$ 223,993	$ 10.10		
The Towne Center at Aquia [7]	Stafford, VA	100%	1989/1998/NA	17		86,184	86,184	52,325	138,509	138,509	126,863	91.6%	$ 2,716,864	$ 21.42		Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	27 ◆		179,818	179,818	124,154	303,972	303,972	256,064	84.2%	$ 1,327,618	$ 7.17	70,989	Kmart, Office Depot, Burlington Coat Factory
Total / Average				101	-	383,318	383,318	340,728	724,046	724,046	555,532	76.7%	$ 5,488,234	$ 11.33	70,989	
Joint Venture Under Redevelopment:																
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	17		46,358	46,358	34,684	81,042	81,042	22,000	27.1%	$ 263,231	$ 11.97		
Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	17 ◆		36,044	36,044	33,755	69,799	69,799	54,839	78.6%	$ 727,320	$ 13.79	2,100	Plum Market
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	47		91,565	91,565	119,711	211,276	211,276	169,211	80.1%	$ 2,184,095	$ 12.91		Office Depot, Winn-Dixie
Troy Marketplace	Troy, MI	30%	2000/2005/NA	12 ◆	20,600	193,360	213,960	29,013	242,973	222,373	168,678	75.9%	$ 3,012,141	$ 18.18	3,000	Nordstom Rack, PETsMART, REI [3], LA Fitness, Golfsmith
Total / Average				93	20,600	367,327	387,927	217,163	605,090	584,490	414,728	71.0%	$ 6,186,789	$ 15.10	5,100	
PORTFOLIO TOTAL / AVERAGE				1912	4,101,508	10,145,387	14,246,895	5,561,428	19,808,323	15,706,815	14,336,021	91.3%	$ 152,079,378	$ 10.79	236,470	

[1] Represents year constructed/acquired/year of latest renovation or expansion by either the Company or the former Ramco Group, as applicable.
[2] We define anchor tenants as single tenants which lease 19,000 square feet or more at a property.
[3] Non-Company owned anchor space
[4] Tenant closed - lease obligated.
[5] Tenant lease expired, though remains in occupancy as month to month tenant.
[6] Tenant closed in Bankruptcy, though Leases are guaranteed by CVS.
[7] The Town Center at Aquia is considered a development project by the Company. Refer to the development projects on page 18 for details on The Town Center at Aquia.
◆One or more Units are delivered, and therefore are excluded from the Annualized Base Rent Per Square Foot calculation.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 25

GEOGRAPHIC DIVERSIFICATION ANCHOR, NON-ANCHOR TENANT MIX CREDIT QUALITY TENANT MIX   BY RENT [1] BY GLA [2]    LEGEND NAT: National REG: Regional LOC: Local  [1] Figures shown represent annualized base rents [2] Figures shown represent occupied Gross Leasable Area Supplemental Financial and Operating Statistics Ramco-Gershenson Properties Trust (RPT) Q2 2009 Page 26

Major Tenant Exposure* as of June 30, 2009

Lease Name	Number of Leases	Leased GLA as of 06/30/09 (Sq.Ft.)	% of Total Company Owned GLA	Annualized Base Rent in Place at 06/30/09: Total Annualized Base Rent	Annualized Base Rent/Square Foot	% of Base Rental Revenue as of 06/30/09
T.J. Maxx/Marshalls	19	611,154	3.89%	$5,738,487	$9.39	3.77%
Publix	12	574,794	3.66%	4,534,891	$7.89	2.98%
Home Depot	4	487,203	3.10%	3,259,492	$6.69	2.14%
OfficeMax	12	273,720	1.74%	3,065,968	$11.20	2.01%
Kmart	6	618,341	3.94%	2,717,603	$4.39	1.78%
Wal-Mart	4	636,257	4.05%	2,675,565	$4.21	1.76%
Jo-Ann	6	218,976	1.39%	2,378,777	$10.86	1.56%
Dollar Tree	25	265,516	1.69%	2,343,291	$8.83	1.54%
Staples	10	224,292	1.43%	2,277,886	$10.16	1.50%
Michaels	9	199,724	1.26%	2,222,989	$11.13	1.46%
PETsMART	7	160,428	1.02%	2,160,407	$13.47	1.42%
Best Buy	4	141,895	0.90%	1,953,758	$13.77	1.28%
Gander Mountain	2	159,791	1.02%	1,899,745	$11.89	1.25%
Bed Bath & Beyond	6	155,799	0.99%	1,847,234	$11.86	1.21%
Lowe's Home Centers	2	270,394	1.71%	1,822,956	$6.74	1.20%
	128	4,998,284	31.80%	$40,899,049	$8.18	26.86%

*Based upon percentage of annualized base rent.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 27

Summary of Expiring GLA

All Leases

Lease Expiration Year		Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Annualized Base Rent in Place at 06/30/09: Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot	Sq.Ft. Delivered
2009	♦	124	458,691	3.20%	$4,762,835	3.13%	$13.06	93,977
2010	♦	240	1,218,816	8.50%	14,653,033	9.64%	12.12	9,543
2011		283	1,384,045	9.65%	18,147,597	11.93%	13.11	
2012	♦	257	1,492,122	10.41%	17,379,799	11.43%	11.67	2,317
2013	♦	200	1,618,145	11.29%	19,167,660	12.60%	11.86	1,400
2014	♦	153	1,517,261	10.58%	13,441,711	8.84%	9.06	34,035
2015		54	838,940	5.85%	9,140,813	6.01%	10.90	
2016	♦	69	1,341,537	9.36%	13,531,443	8.90%	10.10	1,400
2017		45	763,530	5.33%	10,254,993	6.74%	13.43	
2018		38	780,865	5.45%	7,826,245	5.15%	10.02	
2019+	♦	68	2,922,069	20.38%	23,773,249	15.63%	8.41	93,798
Total		1,531	14,336,021	100.00%	$152,079,378	100.00%	$10.79	236,470

All Anchor Leases

Lease Expiration Year		Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot	Sq.Ft. Delivered
2009	♦	6	156,880	1.61%	$707,715	0.91%	$10.05	86,489
2010		13	525,320	5.39%	4,112,170	5.29%	7.83	
2011		15	485,334	4.98%	3,856,797	4.96%	7.95	
2012		17	742,271	7.62%	4,478,350	5.76%	6.03	
2013		27	1,069,912	10.99%	9,140,683	11.75%	8.54	
2014		22	1,036,465	10.64%	6,214,857	7.99%	6.00	
2015		18	643,264	6.61%	6,030,285	7.75%	9.37	
2016		26	1,097,217	11.27%	8,972,654	11.54%	8.18	
2017		17	646,197	6.64%	7,965,746	10.24%	12.33	
2018		13	652,123	6.70%	5,817,780	7.48%	8.92	
2019+	♦	35	2,682,241	27.55%	20,481,344	26.33%	7.84	70,989
Total		209	9,737,224	100.00%	$77,778,381	100.00%	$8.12	157,478

All Non-Anchor Leases

Lease Expiration Year		Number of Leases Expiring	GLA Under Expiring Leases	% of Company Owned GLA	Total Annualized Base Rent	% of Annualized Base Rent	Annualized Base Rent per Square Foot	Sq.Ft. Delivered
2009	♦	118	301,811	6.56%	$4,055,120	5.46%	$13.78	7,488
2010	♦	227	693,496	15.08%	10,540,863	14.19%	15.41	9,543
2011		268	898,711	19.54%	14,290,799	19.23%	15.90	
2012	♦	240	749,851	16.31%	12,901,449	17.36%	17.26	2,317
2013	♦	173	548,233	11.92%	10,026,977	13.50%	18.34	1,400
2014	♦	131	480,796	10.45%	7,226,854	9.73%	16.18	34,035
2015		36	195,676	4.25%	3,110,528	4.19%	15.90	
2016	♦	43	244,320	5.31%	4,558,789	6.14%	18.77	1,400
2017		28	117,333	2.55%	2,289,248	3.08%	19.51	
2018		25	128,742	2.80%	2,008,465	2.70%	15.60	
2019+	♦	33	239,828	5.23%	3,291,905	4.42%	15.17	22,809
Total		1,322	4,598,797	100.00%	$74,300,997	100.00%	$16.44	78,992

♦ One or more Units are delivered, and therefore are excluded from the Annualized Base Rent Per Square Foot calculation.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 28

Joint Ventures
Contribution to Funds from Operations
(in thousands)

For Six Months Ended June 30, 2009

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Expansion Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 26,941	$ 16,310	$ 901	$ 2,363	$ 1,316	$ 116	$ -	$ 142	$ 767	$ 1,433	$ 12,756
Operating expense	8,805	5,990	247	698	506	69	3	53	255	606	$ 4,358
Depreciation and amortization	7,042	5,308	362	645	331	87	1	19	140	290	$ 3,514
Interest expense	8,029	6,339	82	-	-	-	-	30	355	442	$ 4,027
Total expenses	23,876	17,637	691	1,343	837	156	4	102	750	1,338	11,899
Net income (loss)	$ 3,065	$ (1,327)	$ 210	$ 1,020	$ 479	$ (40)	$ (4)	$ 40	$ 17	$ 95	$ 857
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	50%	40%	40%	
Ramco's share of net income (loss)	$ 920	$ (266)	$ 42	$ 71	$ 33	$ (8)	$ -	$ 20	$ 7	$ 38	$ 857
Add: depreciation expense	2,020	1,005	68	45	23	-	-	10	55	114	3,340
Funds from operations contributed by joint ventures	$ 2,940	$ 739	$ 110	$ 116	$ 56	$ (8)	$ -	$ 30	$ 62	$ 152	$ 4,197

For Three Months Ended June 30, 2009

	Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Indianapolis, IN	Hartland Towne Square Hartland, MI	River City North Ind Jacksonville, FL	Southfield Plaza Southfield, MI	West Acres Commons Flint, MI	Shenandoah Square Davie, FL	Ramco Consolidated Interest
Total revenue	$ 13,319	$ 7,958	$ 454	$ 1,185	$ 661	$ 97	$ -	$ 70	$ 394	$ 666	$ 6,286
Operating expense	4,326	3,074	126	341	233	64	1	28	125	334	$ 2,189
Depreciation and amortization	3,503	2,609	183	320	167	43	1	9	70	121	$ 1,733
Interest expense	4,032	3,207	43	-	-	-	-	15	178	222	$ 2,027
Total expenses	11,861	8,890	352	661	400	107	2	52	373	677	5,949
Net income (loss)	$ 1,458	$ (932)	$ 102	$ 524	$ 261	$ (10)	$ (2)	$ 18	$ 21	$ (11)	$ 337
Ramco ownership interest	30%	20%	20%	7%	7%	20%	5%	50%	40%	40%	
Ramco's share of net income (loss)	$ 437	$ (186)	$ 20	$ 37	$ 18	$ (2)	$ -	$ 9	$ 8	$ (4)	$ 337
Add: depreciation expense	1,008	490	35	22	12	-	-	5	27	47	1,646
Funds from operations contributed by joint ventures	$ 1,445	$ 304	$ 55	$ 59	$ 30	$ (2)	$ -	$ 14	$ 35	$ 43	$ 1,983

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 29

Joint Ventures
Combining Balance Sheets
as of June 30, 2009
(in thousands)

	Ramco/Lion Venture LP Ramco/Lion Venture LP Consolidated	Ramco 450 Venture LLC Ramco 450 Venture LLC Consolidated	Ramco 191 Venture LLC Ramco 191 Venture LLC Consolidated	Ramco HHF KL LLC Ramco HHF KL LLC Consolidated	Ramco HHF NP LLC Ramco HHF NP LLC Indianapolis, IN	Ramco RM Hartland SC LLC Hartland Towne Square Hartland, MI
ASSETS						
Investment in real estate						
Land	$ 76,891	$ 51,760	$ 2,879	$ 7,600	$ 4,019	$ 7,387
Buildings and improvements	457,615	302,036	19,432	44,588	23,510	-
Construction in progress	6,247	1,779	453	14	-	11,433
Intangible assets, net	14,440	8,131	856	1,164	533	2,107
	555,193	363,706	23,620	53,366	28,062	20,927
Less: accumulated depreciation	(41,390)	(14,044)	(878)	(2,306)	(1,103)	-
Investments in real estate, net	513,803	349,662	22,742	51,060	26,959	20,927
Cash and cash equivalents	10,220	11,213	634	509	553	25
Accounts receivable, net	9,838	3,356	284	245	-	33
Other assets, net	2,746	1,461	120	13	247	-
Total Assets	$ 536,607	$ 365,692	$ 23,780	$ 51,827	$ 27,759	$ 20,985
LIABILITIES AND SHAREHOLDERS' EQUITY						
Mortgages and notes payable	$ 271,286	$ 217,272	$ 8,750	$ -	$ -	$ 15,447
Accounts payable and accrued expenses	16,451	9,614	227	647	507	1,868
	287,737	226,886	8,977	647	507	17,315
ACCUMULATED EQUITY (DEFICIT)	248,870	138,806	14,803	51,180	27,252	3,670
Total Liabilities and Accumulated Equity	$ 536,607	$ 365,692	$ 23,780	$ 51,827	$ 27,759	$ 20,985
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES						
Equity Investments in Unconsolidated Entities	$ 69,888	$ 15,699	$ 3,410	$ 2,817	$ 1,948	$ 719
Advances to Unconsolidated Entities	-	-	-	-	-	6,942
Total Equity Investments in and Advances to Unconsolidated Entities	$ 69,888	$ 15,699	$ 3,410	$ 2,817	$ 1,948	$ 7,661

	Ramco Jacksonville North Industrial LLC River City North Ind Jacksonville, FL	S-12 Associates Southfield Plaza Expansion Southfield, MI	Ramco/ West Acres LLC West Acres Commons Flint, MI	Ramco/ Shenandoah LLC Shenandoah Square Davie, FL	Ramco Equity Investment
ASSETS					
Investment in real estate					
Land	$ 1,127	$ 50	$ 1,118	$ 1,653	
Buildings and improvements	-	446	10,104	15,188	
Construction in progress	97	-	-	-	
Intangible assets, net	30	29	40	235	
	1,254	525	11,262	17,076	
Less: accumulated depreciation	-	(147)	(1,976)	(2,913)	
Investments in real estate, net	1,254	378	9,286	14,163	
Cash and cash equivalents	13	137	328	878	
Accounts receivable, net	-	45	115	316	
Other assets, net	-	109	93	182	
Total Assets	$ 1,267	$ 669	$ 9,822	$ 15,539	
LIABILITIES AND SHAREHOLDERS' EQUITY					
Mortgages and notes payable	$ 738	$ 858	$ 8,639	$ 11,965	
Accounts payable and accrued expenses	-	251	246	489	
	738	1,109	8,885	12,454	
ACCUMULATED EQUITY (DEFICIT)	529	(440)	937	3,085	
Total Liabilities and Accumulated Equity	$ 1,267	$ 669	$ 9,822	$ 15,539	
EQUITY INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES					
Equity Investments in Unconsolidated Entities	$ 10	$ 927	$ 333	$ 1,192	$ 96,943
Advances to Unconsolidated Entities	738	-	-	-	7,680
Total Equity Investments in and Advances to Unconsolidated Entities	$ 748	$ 927	$ 333	$ 1,192	$ 104,623

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)
Q2 2009
Page 30

Summary of Joint Venture Debt
as of June 30, 2009

Entity	Property	Location	Ramco Ownership Interest	Mortgage Balance	Maturity Date	Loan Type	Interest Rate	Ramco Share of Debt
Ramco/Lion Venture								
RLV Cypress Pointe LP	Cypress Pointe	Clearwater, FL	30%	$ 14,500,000	11/09	Fixed	4.60%	$ 4,350,000
RLV Oriole Plaza LP	Village of Oriole Plaza	Delray Beach, FL	30%	11,705,778	10/10	Fixed	8.25%	3,511,733
RLV Marketplace of Delray LP	Marketplace of Delray	Delray Beach, FL	30%	16,555,129	01/11	Fixed	7.88%	4,966,538
RLV Martin Square LP	Martin Square	Stuart, FL	30%	12,977,044	08/11	Fixed	7.44%	3,893,113
RLV West Broward LP	West Broward Shopping Center	Plantation, FL	30%	9,609,866	10/12	Fixed	6.64%	2,882,960
RLV Boca Mission LP	Mission Bay Plaza	Boca Raton, FL	30%	44,099,619	07/13	Fixed	6.64%	13,229,886
RLV Winchester Center LP	Winchester Center	Rochester Hills, MI	30%	28,541,342	07/13	Fixed	8.04%	8,562,403
RLV Hunter's Square LP	Hunter's Square	Farmington Hills, MI	30%	37,067,122	08/13	Fixed	8.08%	11,120,137
RLV Village Plaza LP	Village Plaza	Lakeland, FL	30%	9,300,000	09/15	Fixed	5.01%	2,790,000
RLV Millennium Park LP	Millennium Park	Livonia, MI	30%	32,000,000	10/15	Fixed	5.02%	9,600,000
RLV Troy Marketplace LP	Troy Marketplace	Troy, MI	30%	21,900,000	06/16	Fixed	5.90%	6,570,000
RLV Gratiot Crossing LP	Gratiot Crossing	Chesterfield Twp., MI	30%	13,500,000	06/16	Fixed	5.90%	4,050,000
RLV Treasure Coast LP	Treasure Coast Commons	Jensen Beach, FL	30%	8,415,000	06/20	Fixed	5.54%	2,524,500
RLV Vista Plaza LP	Vista Plaza	Jensen Beach, FL	30%	11,115,000	06/20	Fixed	5.54%	3,334,500
Subtotal Ramco/Lion Venture				$ 271,285,901				$ 81,385,770
Ramco 450 Venture LLC								
Ramco Peachtree Hill LLC	Peachtree Hill	Duluth, GA	20%	$ 11,000,000	02/11	Variable	6.50% [1]	$ 2,200,000
Plaza at Delray 450 LLC	The Plaza at Delray	Delray Beach, FL	20%	48,000,000	09/13	Fixed	6.00%	9,600,000
Chester Springs SC LLC	Chester Springs Shopping Center	Chester, NJ	20%	22,955,967	10/13	Fixed	5.51%	4,591,193
Rolling Meadows 450 LLC	Rolling Meadows	Rolling Meadows, IL	20%	11,911,250	12/15	Fixed	5.34%	2,382,250
Crofton 450 LLC	Crofton Centre	Crofton, MD	20%	17,000,000	01/17	Fixed	5.85%	3,400,000
Merchants 450 LLC	Merchants' Square	Carmel, IN	20%	32,700,000	05/17	Fixed	6.04%	6,540,000
Lane Avenue 450 LLC	Shops on Lane	Upper Arlington, OH	20%	27,600,000	01/18	Variable	5.95% [2]	5,520,000
Olentangy Plaza 450 LLC	Olentangy Plaza	Columbus, OH	20%	21,600,000	01/18	Variable	5.88% [2]	4,320,000
Market Plaza 450 LLC	Market Plaza	Glen Ellyn, IL	20%	24,505,000	01/18	Variable	5.88% [2]	4,901,000
Subtotal Ramco 450 Venture LLC				$ 217,272,217				$ 43,454,443
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	$ 8,505,000	07/09	Variable	3.27% [3]	$ 1,701,000
Jacksonville North Industrial Outlot LLC		Jacksonville, FL	5%	738,000	09/09	Variable	2.56% [4]	36,900
Ramco RM Hartland SC LLC	Hartland Towne Square	Hartland, MI	20%	6,941,772	10/09	Fixed	13.00%	1,388,354
Ramco/West Acres LLC	West Acres Commons	Flint, MI	40%	8,639,591	04/10	Fixed	8.14%	3,455,837
Paulding Holding LLC	Paulding Pavilion	Hiram, GA	20%	8,750,000	06/10	Variable	1.77% [5]	1,750,000
Ramco/Shenandoah LLC	Shenandoah Square	Davie, FL	40%	11,964,925	02/12	Fixed	7.33%	4,785,970
S-12 Associates	Southfield Plaza Expansion	Southfield, MI	50%	857,892	05/16	Fixed	7.25% [6]	428,946
Total Debt				$ 534,955,297				$ 138,387,220

[1] Interest rate is variable based on LIBOR plus 4.50% and has a 2.00% LIBOR floor.
[2] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.
[3] Interest rate is based on LIBOR plus 2.95%.
[4] Interest rate is based on LIBOR plus 2.25%.
[5] Interest rate is variable based on LIBOR plus 1.45%.
[6] Resets per formula annually each June 1.

Supplemental Financial and Operating Statistics
Ramco-Gershenson Properties Trust (RPT)

Q2 2009
Page 31

INVESTOR INFORMATION Inquiries Ramco-Gershenson Properties Trust welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors. Please address all inquiries to our Investor Relations Department: Dawn L. Hendershot Director of Investor Relations and Corporate Communications Ramco-Gershenson Properties Trust 31500 Northwestern Highway, Suite 300 Farmington Hills, MI 48334   Phone: FAX: E-mail: Website: Ticker:   (248) 592-6202 (248) 592-6203 dhendershot@rgpt.com www.rgpt.com NYSE:RPT    Research Coverage RBC Capital Markets Stifel Nicolaus Richard C. Moore, CFA 440.715.2646  David M. Fick, CPA Nathan Isbee 443.224.1308 443.224.1346  Our Supplemental Financial Package is available via e-mail and is also featured on our corporate website at www.rgpt.com. If you would like to receive this document electronically each quarter, please e-mail: dhendershot@rgpt.com. Supplemental Financial and Operating Statistics Q2 2009 Ramco-Gershenson Properties Trust (RPT) Page 33